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                                                                 EXHIBIT 10.9(B)

          AMENDMENT NO. 2 TO RESEARCH, LICENSE AND ROYALTY AGREEMENT


     This Amendment No. 2 to Research, License and Royalty Agreement (the "Amendment") effective as of June 30, 1997, is entered into by and between Pharmacopeia, Inc. ("Pharmacopeia") and Berlex Laboratories, Inc. ("Berlex"), and amends that certain Research, License and Royalty Agreement entered into by Pharmacopeia and Berlex effective as of February 15, 1995 (the "Agreement"), as amended by Amendment No. 1 to Research, License and Royalty Agreement effective as of November 27, 1996.

1. All capitalized terms not defined in this Agreement shall have the meanings given to them in the Agreement.

2.   Section 1.3 is amended to read in its entirety as follows:

     1.3   "Additional Berlex Target" shall mean [***].

3.   Section 1.17 is amended to read in its entirety as follows:

     1.17 "Field" means the use for the prevention, mitigation, or cure of diseases of any substance which [***].

4.   Section 1.36 is amended to read in its entirety as follows:

     1.36 "Other Product" means any drug with activity with respect to the Initial Berlex Target approved for human or animal use that is not a Product (i.e., not based on a Development Compound accepted as an Accepted Development Compound in accordance with Section 6.1(b)) and is within the scope of a Live Claim. It is understood that a drug meeting the criteria of the preceding sentence and that also has biological activity outside the Field (i.e. via a different mechanism of action) shall be an Other Product only if such drug has an activity (Ki) in the Field of less than [***].

5.   Section 1.39 is amended to read in its entirety as follows:

     1.39 "Product" means any drug with activity within the Field approved for human or animal use based on a Development Compound that has received Acceptance in accordance with Section 6.1(b) and is within the scope of a Live Claim, or a Derivative thereof. It is understood that a drug meeting the criteria of the preceding sentence which also has biological activity outside the Field (i.e., via a different mechanism of action) shall be a Product.

*Information omitted and filed separately with the Commission under Rule 24b-2.

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6.   Section 2.2 is amended to read in its entirety as follows:

     2.2 Number of Scientists. Berlex is making the payments described in
     Section V based on the requirement that Pharmacopeia shall provide an average of [***] full-time equivalent ("FTE") research positions.

7. In Section 3.5, the phrase "Chief Scientific Officer for Pharmacopeia" shall be replaced with "Senior Vice President of Drug Discovery for Pharmacopeia."

8. In Section 3.7, the phrase "Chief Scientific Officer for Pharmacopeia" shall be replaced with "Senior Vice President, Chemistry, of Pharmacopeia."

9.   Section 4.8 is amended to read in its entirety as follows:

     4.8  Random Libraries.
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          (a)  For a period of [***] under the Research Plan with respect to the
               Initial Berlex Target, Pharmacopeia shall not knowingly screen Random Libraries with respect to the Initial Berlex Target, nor shall Pharmacopeia knowingly (i) design Random LIbraries for the purpose of identifying compounds with activity for the Initial Berlex Target, (ii) make such Random Libraries, or (iii) use or sell such Random Libraries to Third Parties or, (iv) use any structure-function data learned as a result of the research under the Research Plan for the purposes of subsections (i)-(iii) above.

          (b) For a period of [***} years from the end of the Term, or in the event research under the Research Plan with respect to the Additional Berlex Target does not proceed until [***], until[***], Pharmacopeia shall not knowingly screen Random Libraries with respect to the Additional Berlex Target, nor shall Pharmacopeia knowingly (i) design Random Libraries for the purpose of identifying compounds with activity for the Additional Berlex Target, (ii) make such Random Libraries, or (iii) use or sell such Random Libraries to Third Parties or, (iv) use any structure-function data learned as a result of the research under the Research Plan for the purposes of subsections (i)-(iii) above.

          (c) It is understood that at any time Pharmacopeia may otherwise make and provide Random Libraries to Third Parties who may screen such Random Libraries against any targets, including without limitation, the Initial Berlex Target and Additional Berlex Target without the knowledge of Pharmacopeia.

*Information omitted and filed separately with the Commission under Rule 24b-2.

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10.  Section 4.14 is amended to read in its entirety as follows:

     4.14   Commercialization Status.  If Berlex is developing a Product or
            ------------------------
            Other Products, for a period from the end of the Term to the First Commercial Sale of a Product or Other Product, Berlex shall keep Pharmacopeia informed of its development activities with respect to Products and Other Products, including without limitation, the achievement of the milestones set forth in Section 6.1 and 6.2 and the commercialization of Products and Other Products, by semi-annually providing Pharmacopeia with a written report stating the status of development of each such Product and Other Product. If research under the Research Plan with respect to the Additional Berlex Target does not proceed until [***] and if, at any time, Berlex fails to use diligent efforts to actively develop and commercialize any Product having activity with respect to the Additional Berlex Target, or does not cure any breach with respect to such Product noticed by Pharmacopeia pursuant to Section 14.2(a) herein within the time permitted thereunder, thereafter Berlex's rights under Sections 4.5 and 4.9 herein shall terminate worldwide with respect to such Product, as well as with respect to any Focused Libraries, Lead Compounds, and Development Compounds from which such Product was developed. However, notwithstanding the preceding sentence, Berlex can maintain such rights under Section 4.5 and 4.9 (i.e., such rights shall not terminate) for successive twelve-month periods by paying to Pharmacopeia a license maintenance fee of [***] per twelve-month period, payable no later than thirty (30) days after the commencement of each such twelve-month period.

11.  Section 5.1 is amended to read in its entirety as follows:

     5.1    Term.
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            (a)     Subject to Article XIV and Sections 3.2 and 3.5 (as amended herein), the Term of the research activities under the Research Plan shall extend until [***] from the Effective Date. The Term may be further extended with the written agreement of the Parties.

            (b) Berlex shall, at least [***] prior to the end of the Term, notify Pharmacopeia in writing whether Berlex wishes to negotiate an extension of the Term. Such written notice shall include at least the following information: (i) whether Berlex wishes to continue conducting research in the Field or wishes to conduct research with respect to additional or different targets, (ii) an indentification of any such proposed additional or different targets, (iii) the length of the proposed extended Term, and (iv) the proposed amount of funding for such extending Term.

*Information omitted and filed separately with the Commission under Rule 24b-2






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               (c)  (i) Berlex shall make a payment to Pharmacopeia, in addition to the payments due under Section 5.2, on or before the last day of the Term (the "Wind-Down Payment"). The amount of the Wind-Down Payment shall be [***]. In the event Berlex fails to provide Pharmacopeia written notice as provided under
                    Section 5.1(b), then the amount of the Wind-Down Payment shall be increased to [***].

     (ii) In exchange for the Wind-Down Payment, Pharmacopeia shall provide such number of FTEs as the Research Committee reasonably agrees, in order to complete certain activities previously commenced pursuant to the Research Plan.

12.  Section 5.2 is amended to read in its entirety as follows:

     5.2  Payment. Subject to the delivery of each quarterly written report from
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     Pharmacopeia to Berlex referred to in Section 3.1 pursuant to the Research
     Plan, Berlex shall pay Pharmacopeia research payments as follows:

          (a)  [***] on the Effective Date.

          (b)  [***] within [***] of the Effective Date.

          (c)  [***] within [***] of the Effective Date.

          (d)  [***] within [***] of the Effective Date.

          (e)  [***] within [***] of the Effective Date.

          (f)  [***] within [***] of the Effective Date.

          (g)  [***] within [***] of the Effective Date.

          (h)  [***] within [***] of the Effective Date.

          (i)  [***] within [***] of the Effective Date.

          (j)  [***] within [***] of the Effective Date.

          (k)  [***] within [***] of the Effective Date.

          (l) [***] within [***] of receipt of the final written report on the research done pursuant to the Research Plan.

*Information omitted and filed separately with the Commission under Rule 24b-2.
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     All payments made pursuant to this Section 5.2 shall be non-refundable, but payments under Section 5.2(k) and (l) may be creditable against the Wind-Down Payment [***].

13.  Section 6.1(a)(ii) is amended to read in its entirety as follows:

          (ii) [***] upon the initiation of GLP toxicity studies for each Development Compound for which Berlex decides to develop a Separate Indication and which is a Distinct Molecule from other Accepted Development Compounds; provided, however, that the Milestone Payment provided in this Section 6.1(a)(ii) is not due and payable for a given Development Compound if (i) with respect to a Development Compound having activity against the Additional Berlex Target, research under the Research Plan with respect to the Additional Berlex Target has proceeded until at least [***], and (ii) with respect to a Development Compound having activity against either the Initial Berlex Target or the Additional Berlex Target, at least one Accepted Development Compound has not been provided to Berlex by Pharmacopeia so as to enable Berlex to initiate GLP toxicity studies within [***] from the start of research by Pharmacopeia with respect to the applicable Berlex target (the "Start Date"). The Start Date will be determined by the Research Committee with respect to the Initial Berlex Target and the Additional Berlex Target, respectively, and stated in the first quarterly research report following such Start Date.

14.  Section 6.1(b) is amended to read in its entirety as follows:

     (b)  Acceptance of Development Compounds. The "Acceptance" of each
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          Development Compound to become an "Accepted Development Compound"
          shall be determined by the Research Committee in good faith based on criteria set forth in the Research Plan. Notwithstanding the above, in the event that research under the Research Plan with respect to the Additional Berlex Target does not proceed until [***] or the Research Committee no longer exists, then "Acceptance" for a particular Development Compound shall be deemed to have occurred on the date when Berlex initiates [***] based on the applicable Lead Compound or Development Compound.

15 The first nine (9) lines of Section 6.2 (comprising the introductory paragraph thereof) are deleted and replaced with the following:

*Information omitted and filed separately with the Commission under Rule 24b-2.
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     6.2  Milestones on Other Products. If Pharmacopeia fails to provide Berlex
          ----------------------------
     a Development Compound having activity against the Initial Berlex Target within [***] years of the Start Date, but provides Berlex with a Lead Compound within the Term, and Berlex initiates GLP toxicity studies on such Lead Compound or a compound Derived therefrom after the Effective Date, and such Lead Compound or a compound Derived therefrom becomes an intended Other Product or an Other Product, then Berlex shall pay to Pharmacopeia Milestone Payments with respect to such Other Product or intended Other Product as follows:

16.  Section 6.5 is amended to read in its entirety as follows:

     6.5  No Obligations for Non-Products. It is understood that Berlex is in
          -------------------------------
     the Business of developing products for the prevention, treatment, cure and mitigation of diseases in animals and that Berlex has extensive research programs independent of Pharmacopeia. Pharmacopeia acknowledges that Berlex has no obligations to pay Pharmacopeia royalties for a product in the Field which Berlex independently researched, developed and commercialized, either alone or in conjunction with Third Parties, without the use of or reliance on Developed Technology or Pharmacopeia Base Technology, as shown by written records kept in the ordinary course of business consistent with pharmaceutical industry standards (a "Non-Product"). Unless, with respect to a particular putative Non-Product, Berlex has not initiated GLP toxicity studies within the periods set forth in Sections 6.1(a) or 6.2(b) if applicable, within thirty (30) days of the filing of an IND with respect to each Non-Product for which Berlex believes no royalties and/or Milestone Payments are due Pharmacopeia, Berlex shall notify Pharmacopeia of such filing, and shall, to the extent it may do so without breaching any contractual or other legal obligation, provide Pharmacopeia with a statement explaining why Berlex believes the Non-Product was independently, researched, developed and commercialized, either alone or in conjunction with Third Parties without the use of or reliance on Developed Technology or Pharmacopeia Base Technology and is independent of Berlex's activities under the Research Plan. Berlex is not required to provide written records referred to above at the time providing such statement, but may have to provide such records pursuant to Section 15.19. Such Information shall be deemed Berlex confidential Information pursuant to this Agreement.

17. The first ten (10) lines of Section 7.3 (comprising the introductory paragraph thereof) are deleted and replaced with the following:

     7.3  Royalties on Other Products. If Pharmacopeia fails to provide Berlex
          ---------------------------
     an Accepted Development Compound having activity against the Initial Berlex Target within [***] years of the Start Date, but provides Berlex with a Lead Compound within the Term, and Berlex initiates GLP toxicity studies on such Lead Compound or a compound Derived therefrom after the Effective Date, and such Lead Compound or a compound Derived

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          therefrom becomes an Other Product, then Berlex shall pay to
          Pharmacopeia royalties with respect to such Other Product for a Separate Indication and which is a Distinct Molecule from any other Products or Other Products, as set forth below:

     18.  Section 14.2 is amended by the deletion of subsection 14.2(d).

     19. Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

          IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.

     BERLEX LABORATORIES, INC.                 PHARMACOPEIA, INC.

     By:______________________                 By:_____________________

     Name:____________________                 Name:___________________

     Title:___________________                 Title:__________________

     Date:____________________                 Date:___________________